As filed with the Securities and Exchange Commission on May 17, 2001
                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------


                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                          39-1715850
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                               LAKE SUPERIOR PLACE
                             21 WEST SUPERIOR STREET
                             DULUTH, MINNESOTA 55802
                                 (218) 725-0100
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ------------------


                                 S. MARK CURWIN
                               LAKE SUPERIOR PLACE
                             21 WEST SUPERIOR STREET
                             DULUTH, MINNESOTA 55802
                                 (218) 725-0100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                               ------------------

                                    Copy to:

                                 JOHN A. WATSON
                           FULBRIGHT & JAWORSKI L.L.P.
                            1301 MCKINNEY, SUITE 5100
                                HOUSTON, TX 77010
                                 (713) 651-5151


                               ------------------


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
May 17, 2001

                               ------------------


     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
[ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[X] 333-67005

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



                                                                   PROPOSED MAXIMUM                    AMOUNT OF REGISTRATION FEE(1)
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED                 AGGREGATE OFFERING PRICE(1)

Class A Common Units representing limited partner
interests                                                                  $ 14,699,997                         $3,674


(1)  Calculated pursuant to Rule 457(o).

                                EXPLANATORY NOTE

     This registration statement is being filed with respect to the registration of additional Class A Common Units of Lakehead Pipe Line Partners, L.P. ("Lakehead"), a Delaware limited partnership, pursuant to Rule 462(b) under the Securities Act of 1933. The contents of the registration statement on Form S-3 (Registration No. 333-67005) filed by Lakehead with the Securities and Exchange Commission on November 9, 1998, as amended by Amendment No. 1 thereto filed on November 25, 1998 which was declared effective on November 25, 1998, are incorporated herein by reference. The required opinions and consents are listed on an Exhibit Index attached hereto and are filed herewith or otherwise incorporated by reference as noted.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Duluth, in the State of Minnesota, on May 16, 2001.

                                       Lakehead Pipe Line Partners, L.P.

                                       By:  Lakehead Pipe Line Company, Inc., as
                                            general partner

                                       By:  /s/ J.R. BIRD
                                            ------------------------------------
                                                J.R. Bird
                                               (President)

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates as indicated.



             SIGNATURE                                TITLE                       DATE
             ---------                                -----                       ----

           /s/ J.R. BIRD                      President and Director
-----------------------------------       (Principal Executive Officer)         May 16, 2001
               J.R. Bird

          /s/ L.H. DeBriyn
-----------------------------------         Vice President and Director         May 16, 2001
              L.H. DeBriyn


          /s/ J.L. BALKO                          Chief Accountant
-----------------------------------           (Principal Financial and          May 16, 2001
              J.L. Balko                          Accounting Officer)


                 *                                     Director                 May 16, 2001
-----------------------------------
           E.C. Hambrook


          /s/ G.K. PETTY                               Director                 May 16, 2001
-----------------------------------
              G.K. Petty

        /s/ P.D. DANIEL                                Director                 May 16, 2001
-----------------------------------
            P.D. Daniel


                  *                                    Director                 May 16, 2001
-----------------------------------
            C.A. Russell


                  *                                    Director                 May 16, 2001
-----------------------------------
            D.P. Truswell


*By:       /s/ P.D. DANIEL
    -------------------------------
    P.D. Daniel, Attorney-in Fact

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

1.1*     --       Form of Underwriting Agreement

3.1      --       Certificate of Limited Partnership of Lakehead Pipe Line
                  Partners, L.P. (incorporated herein by reference to Exhibit
                  3.1 to Lakehead Pipe Line Partners, L.P.'s Registration
                  Statement on Form S- 1 (File No. 33-43425))

4.1      --       Form of Certificate representing Class A Common Units
                  (incorporated herein by reference to Exhibit 1 to the Lakehead
                  Pipe Line Partners, L.P.'s Form 8-A/A (Amendment No. 2), dated
                  May 2, 1997 (File No. 1-10934))

4.2      --       Amended and Restated Agreement of Limited Partnership of the
                  Lakehead Pipe Line Partners, L.P., dated April 15, 1997
                  (incorporated herein by reference to Exhibit 2 to the Lakehead
                  Pipe Line Partners, L.P.'s Form 8-A/A (Amendment No. 2), dated
                  May 2, 1997 (File No. 1-10934))

5.1      --       Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities

8.1*     --       Opinion of Fulbright & Jaworski L.L.P. as to certain federal income tax matters

23.1     --       Consent of PricewaterhouseCoopers LLP

23.2     --       Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                  5.1)

24.1     --       Powers of Attorney (incorporated herein by reference to page
                  II-5 to Lakehead Pipe Line Partners, L.P.'s Registration
                  Statement on Form S-3 (File No. 333-67005))

-------------

 * Being filed as an exhibit to a Current Report on Form 8-K.